Exhibit 99.2
EVgo Q1 2022 Earnings Call May 11, 2022 Nasdaq: EVGO | investors.evgo.com

# Safe Harbor & Forward Looking Statements

**Forward-Looking Statements**

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on management's current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to, express or implied statements regarding EVgo's future financial performance, revenues and capital expenditures, EVgo's expectation of acceleration in our business due to factors including a re-opening economy and increased EV adoption and expectations related to the effective deployment of chargers. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of EVgo's management and are not predictions of actual performance. There are a significant number of factors that could cause actual results to differ materially from the statements made in this presentation, including: changes or developments in the broader general market; ongoing impact from COVID-19 on our business, customers, and suppliers; macro political, economic, and business conditions; our limited operating history as a public company; our dependence on widespread adoption of EVs and increased installation of charging station; mechanisms surrounding energy and non-energy costs for our charging stations; the impact of governmental support and mandates that could reduce, modify, or eliminate financial incentives, rebates, and tax credits; supply chain interruptions; impediments to our expansion plans; the need to attract additional fleet operators as customers; potential adverse effects on our revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by us; the effects of competition; risks related to our dependence on our intellectual property; and risks that our technology could have undetected defects or errors. Additional risks and uncertainties that could affect our financial results are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of EVgo" in EVgo's registration statement on Form S-1 originally filed with the Securities and Exchange Commission (the "SEC") on July 20, 2021, as well as its other filings with the SEC, copies of which are available on EVgo's website at investors.evgo.com, and on the SEC's website at www.sec.gov. All forward-looking statements in this presentation are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

**Use of Non-GAAP Financial Measures**

To supplement EVgo's financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America ("GAAP"), EVgo uses certain non-GAAP financial measures. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EVgo uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. EVgo believes that these non-GAAP financial measures provide meaningful supplemental information regarding EVgo's performance by excluding certain items that may not be indicative of EVgo's recurring core business operating results. EVgo believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing EVgo's performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to EVgo's historical performance. EVgo believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by EVgo's institutional investors and the analyst community to help them analyze the health of EVgo's business.

Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures can be found in the tables included at the end of this presentation.

2

This press release includes the non - GAAP financial measures: “Adjusted COGS,” “Adjusted Gross Profit (Loss),” “Adjusted Gross Ma rgin,” “EBITDA,” “Adjusted EBITDA,” and “Adjusted EBITDA Margin.” EVgo believes these measures are useful to investors in evaluating EVgo’s financial performance. In addition, EVgo uses these measures internally to establish forecasts, budgets, and operational goal s to manage and monitor its business. EVgo believes that these non - GAAP financial measures help to depict a more realistic representation of the performance of the underlying business, enabling EVgo to evaluate and plan more effectively for the future. EVgo believes that investors should have access to the same set of tools that its management us es in analyzing operating results. Adjusted Cost of Sales, Adjusted Gross Profit (Loss), Adjusted Gross Margin, EBITDA and Adjusted EBITDA. EVgo defines Adjuste d C ost of Sales as cost of sales before: (i) depreciation and amortization, (ii) share - based compensation, and (iii) O&M reimbursement. Adjusted Gross Profit (Loss) is defined as revenues less Adjusted Cost of Sales. Adjusted Gross Margin is defined as Adjusted Gross Profit (Loss) as a percentage of revenues. EVgo defines EBITDA as net income (loss) before (i) interest expense, (ii) income taxes and (iii) depreciation and amortizati on. EVgo defines Adjusted EBITDA as EBITDA plus (i) stock - based compensation expense, (ii) loss on disposal of assets and (iii) othe r unusual or nonrecurring income (expenses) such as bad debt expense. Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of revenue. Adjusted Cost of Sales, Adjusted Gross Profit (Loss), Adjusted Gross Margin, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Mar gin are not prepared in accordance with GAAP and that may be different from non - GAAP financial measures used by other companies. These measures should not be considered as measures of financial performanc e under GAAP, and the items excluded from or included in these metrics are significant components in understanding and assessing EVgo’s financial performance. These metrics should not be considered as alternatives to net income (loss) or any other performance m ea sures derived in accordance with GAAP. Definitions of Non - GAAP Financial Measures 3

1 Cathy Zoi, CEO Strategic Overview

# Snapshot of EVgo's Market Leading Position

## Market leader in clean mobility electrification – backed by 100% renewable power gm · Toyota · Subaru · Nissan · Tesla

### 8 OEM Partners
*Engaged by multiple OEMs for partnerships ranging from charging credit and infrastructure buildout, to marketing and data integration*

### 130+ Million
*Americans within 10 Miles of EVgo charger*

### ~375,000
*Customer accounts*

### Over 30 states
*Over 60 major metropolitan areas*

### 95%
*Y-o-Y network throughput growth*[1]

### 100%
*Renewable energy powered*

### 850+ locations
*#1 in public DC fast charging sites*

### ~2,100 stalls
*DC fast charging stalls in operation or under construction at Q1'22*

### ~3,300 stalls
*In Active E&C Development Pipeline*

### 2MM+ users
*Registered PlugShare accounts*

### 37%
*Q1'22 Adjusted Gross Margin*



Existing Fast Charging Locations
Coming Soon Fast Charging Locations

*Source: Company estimates, PlugShare*
*1) Q1'22 vs Q1'21.*

Uber · Lyft · Whole Foods Market · Kroger · Safeway · SIMON · Regency Centers. · SHEETZ · Wawa

5

# Q1 2022 Key Operational Highlights

**On track to hit 2022 guidance as expected growth, seasonal, and macro factors help drive Q1'22 results**

- **YoY Revenue grew 86% to $7.7 million,** driven by charging demand, ancillary and regulatory credit sales growth
- **Q1'22 network throughput** was 8.0 GWh, up 95% versus Q1'21 as EVs on US roads continue to drive demand for EVgo's fast charging solutions
- **Q1'22 customer accounts increased to ~375,000,** up 51% YoY
- **Stalls in operation or under construction** reached ~2,100 at end of Q1'22
- **Active E&C pipeline** reached ~3,300 stalls, up from ~1,500 at end of Q1'21



Revenue ($MM)
$7.7
+86%
$4.1
Q1'21
Q1'22



Network Throughput (GWh)
8.0
+95%
4.1
Q1'21
Q1'22

6

Blue Ribbon Partnerships Across the EV Landscape Expand in Q1 • Toyota and Subaru Charging agreements move into implementation with Toyota's bZ4X customers and Subaru's Solterra customers • Chase Bank partnership to deploy fast chargers at 50 retail branch locations; broke ground at first site in Indiana • Opened first DCFC locations at Meijer grocery stores in the Midwest • New operational sites at Regency Shopping Centers , Whole Foods, WaWa , and Brixmor • Implementation of data sharing and roaming agreement with Shell Recharge Solutions , expanding EVgo customer access to approximately 5 0,000 stations • New municipal partnership with Portland, Maine on DCFC, L2, and fleet • Uber and EVgo launched new marketing collaboration • New funding awards from California Energy Commission , Colorado Energy Office , and utilities including NV Energy and PSE&G NJ

Growth of EVgo’s Software Offerings Enhancing the Charging Experience EVgo Reservations TM Availability • Growing number of EVgo drivers utilizing the ability to reserve a charger to enhance visibility, planning, and ease of use • EVgo Reservations TM now available at nearly 50 locations in 7 states across the EVgo footprint • Ability to add to driver satisfaction while generating ancillary revenue streams • Early indicators reflect strong demand for such types of services – with a 6 - fold increase since introduction in Q2’21 – and a point of differentiation and high margin revenue for EVgo 8 EVgo Inside TM • Launched in Q1’22 • Embedding EVgo into 3 rd party brands (OEMs, Service Providers) • Drives additional customer acquisition and access to EVgo’s full network • Software and API suite to manage customers simultaneously across multiple applications Key functionality: Customer experience management from enrollment to utilization via charger finding, charging, and billing • Account linking harmonizes 3 rd party and EVgo applications • 3 rd party wallet support for payments EVgo Reservations TM

2 Olga Shevorenkova, CFO Financial and Operational Overview

Key Operational Highlights Active E&C Stall Development Pipeline Stalls in Operation or Under Construction Monthly Throughput Trends (GWh) Continued focus on execution in Q1 • Stalls in operation or under construction grew 23% YoY as investment in pipeline and deployment process becoming impactful • New stalls in 12 states in Q1 • Scaling operations to accelerate deployments • Stall development continues to grow, with another ~200 stalls added to the pipeline in Q1 • 126% YoY pipeline growth • Network throughput growth picked up in March • Jan/Feb impacted by expected seasonality, Omicron surge, and volatility in fleet usage 10 +23% +126%

# Key Financial Highlights

## Quarterly Revenue, Margin and Cash Flow Update

| *($ in 000s)* | Q1'22 | Q1'21 |
|---|---|---|
| **Network Throughput (GWh)** | **8.0** | **4.1** |
| Revenue | $7,700 | $4,130 |
| GAAP Gross Profit / (Loss) | ($600) | ($1,678) |
| GAAP Net Income/(Loss) | ($55,266) | ($16,610) |
| Adj. Gross Profit/(Loss)[1] | $2,856 | $763 |
| *Adj. Gross Margin*[1] | *37.1%* | *18.5%* |
| Adj. EBITDA[1] | ($18,176) | ($9,779) |

| | Q1'22 | Q1'21 |
|---|---|---|
| Cash flow from operations | ($19,831) | $7,780 |
| Capital expenditures | ($28,274) | ($7,827) |

1. *Adjusted Gross Profit / (Loss), Adjusted Gross Margin, Adjusted EBITDA, and Adjusted EBITDA Margin are non-GAAP measures and have not been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). For a definition of these non-GAAP measures and a reconciliation to the most directly comparable GAAP measure, please see "Definition of Non-GAAP Financial Measures" and "Reconciliations of Non-GAAP Measures" included elsewhere in these materials.*

- Revenue increase 86% YoY as charging revenues (+66%), ancillary revenues (+265%), and regulatory credit sales (+142%) drove growth
  - Ancillary revenues reflect addition of PlugShare business
  - Regulatory credit sales reflect more timely revenue recognition, expected to balance out over the course of 2022
- Adjusted gross margin impacted by positive charging growth, higher ancillary revenues, and more timely Regulatory Credits revenue recognition
- Capex ramp tied to increasing charger deployment pace
- G&A growth consistent with needs and included in outlook and guidance

11

Network Throughput 50 - 60 GWh Adjusted EBITDA ($75) - ($85)MM Total Stalls in Operation or Under Construction as of YE 2022 3,000 - 3,300 Affirming key 2022 financial and operational forecast figures: • Q1 2022 consistent with revenue ramp - up expectation • Ramping of deployment activity and demand showing up on the network • Ending Q1 with over 2,100 stalls in operation or under construction in line with expectations 2022 Guidance Revenue $48 - 55MM 12

3 Appendix Reconciliation of Non - GAAP Measures to GAAP, Summary Financials

Reconciliation of Non - GAAP Measures to GAAP ($ 000s) 14 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 GAAP Gross Profit / (Loss) ($1,678) ($1,675) ($1,653) ($1,824) ($600) + Site Depreciation & ARO Accretion $2,447 $2,705 $3,020 $3,814 $3,454 + Stock Option Expense and Other (6) (6) 3 7 2 Adjusted Gross Profit / (Loss) $763 $1,024 $1,370 $1,997 $2,856 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 GAAP COS $5,808 $6,458 $7,834 $8,944 $8,300 Less: Site Depreciation & ARO Accretion $2,447 $2,705 $3,020 $3,814 $3,454 Stock Option Expense and Other (6) (6) 3 7 2 Adjusted COS $3,367 $3,759 $4,811 $5,123 $4,844

Reconciliation of Non - GAAP Measures to GAAP (Cont’d) ($ 000s) 15 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Net Income ($16,610) ($18,421) $23,591 ($46,322) ($55,266) + Taxes – – – – 5 + Depreciation, ARO, Amortization 4,957 5,250 6,414 7,280 7,341 + Interest Income / Expense 875 1,038 (22) (35) (55) EBITDA ($10,778) ($12,133) $29,983 ($39,077) ($47,975) + Bad Debt, Non-Recurring Costs, Other Adj. $999 $1,123 ($44,255) $22,767 $29,799 Adj. EBITDA ($9,779) ($11,010) ($14,272) ($16,310) ($18,176)

Change of Presentation of Certain Costs from Cost of Sales into G&A ($ 000s) 16 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Adjusted Gross Profit / (Loss) - As Previously Reported * ($162) ($61) $217 $669 $1,140 Adjusted COS Reclassification to G&A 925 1,085 1,153 1,328 1,716 Adjusted Gross Profit / (Loss) $763 $1,024 $1,370 $1,997 $2,856 * Q3'21, Q4'21, and Q1'22 computed here under the previous method.

Financial Statements: Balance Sheets 17 (in thousands) Assets Current assets Cash and restricted cash $ 441,079 $ 484,881 Accounts receivable, net 2,815 2,559 Accounts receivable, capital build 7,902 9,621 Receivable from related party — 1,500 Prepaid expenses 4,168 6,395 Other current assets 1,414 1,389 Total current assets 457,378 506,345 Property, equipment and software, net 166,134 133,282 Right-of-use assets, net 23,753 — Restricted cash 300 300 Other assets 2,698 3,115 Intangible assets, net 69,323 72,227 Goodwill 31,052 31,052 Total assets $ 750,638 $ 746,321 Current liabilities Accounts payable $ 8,442 $ 2,946 Payables to related parties 25 — Accrued liabilities 28,929 27,078 Lease liabilities, current 3,004 — Deferred revenue, current 4,634 5,144 Customer deposits 10,730 11,592 Other current liabilities 164 111 Total current liabilities 55,928 46,871 Lease liabilities, noncurrent 19,621 — Earnout liability, at fair value 7,475 5,211 Asset retirement obligations 14,074 12,833 Capital-build liability 24,385 23,169 Deferred revenue, noncurrent 21,658 21,709 Warrant liability, at fair value 71,334 48,461 Other liabilities — 146 Total liabilities 214,475 158,400 March 31, December 31, 2022 2021 (unaudited) Liabilities, redeemable noncontrolling interest and stockholders' deficit

Financial Statements: Balance Sheets (Cont’d) 18 (in thousands, except share data) Redeemable noncontrolling interest 2,517,988 1,946,252 Stockholders’ deficit Preferred stock, $0.0001 par value; 10,000,000 shares authorized as of March 31, 2022 and December 31, 2021; none issued and outstanding — — Class A common stock, $0.0001 par value; 1,200,000,000 shares authorized as of March 31, 2022 and December 31, 2021; 68,269,448 and 68,020,630 shares issued and outstanding (excluding 718,750 shares subject to possible forfeiture) as of March 31, 2022 and December 31, 2021, respectively 7 7 Class B common stock, $0.0001 par value; 400,000,000 shares authorized as of March 31, 2022 and December 31, 2021; 195,800,000 shares issued and outstanding as of March 31, 2022 and December 31, 2021 20 20 Accumulated deficit (1,981,852) (1,358,358) Total stockholders' deficit (1,981,825) (1,358,331) Total liabilities, redeemable noncontrolling interest and stockholders’ deficit $ 750,638 $ 746,321 (unaudited) March 31, December 31, 2022 2021

Financial Statements: Consolidated Statements of Operations 19 (in thousands, except per share data) Revenue $ 7,700 $ 3,569 Revenue from related party — 561 Total revenue 7,700 4,130 Cost of revenue 4,846 3,361 Depreciation and amortization 3,454 2,447 Cost of sales 8,300 5,808 Gross loss (600) (1,678) General and administrative 25,428 12,004 Depreciation, amortization and accretion 3,887 2,510 Total operating expenses 29,315 14,514 Operating loss (29,915) (16,192) Interest expense, related party — (876) Interest income 55 0 Other (expense) income, net (263) 458 Change in fair value of earnout liability (2,264) — Change in fair value of warrant liability (22,874) — Total other expense, net (25,346) (418) Loss before income tax expense (55,261) (16,610) Income tax expense (5) (0) Net loss (55,266) (16,610) Less: net loss attributable to noncontrolling interest (40,867) (16,610) Net loss attributable to Class A common stockholders $ (14,399) $ — Net loss per share to Class A common stockholders, basic and diluted $ (0.21) N/A Weighted-average basic and diluted shares used in computation of earnings per share 68,023 N/A Ended Three Months Ended Three Months 2022 2021 March 31, March 31,

Financial Statements: Consolidated Statements of Cash Flows 20 (in thousands) Cash flows from operating activities Net loss $ (55,266) $ (16,610) Adjustments to reconcile net loss to net cash (used in) provided by operating activities Depreciation, amortization and accretion 7,341 4,957 Net loss on disposal of property and equipment 1,010 231 Share-based compensation 3,506 480 Interest expense, related party — 876 Change in fair value of earnout liability 2,264 — Change in fair value of warrant liability 22,874 — Other 288 33 Changes in operating assets and liabilities Accounts receivable, net (257) 175 Receivables from related parties 1,499 (31) Prepaid expenses and other current and noncurrent assets 3,538 (1,887) Operating lease assets and liabilities, net (2,135) — Accounts payable 154 (708) Payables to related parties 25 1,386 Accrued liabilities (2,596) (440) Deferred revenue (561) 20,553 Customer deposits (862) (865) Other current and noncurrent liabilities (653) (370) Net cash (used in) provided by operating activities (19,831) 7,780 Cash flows from investing activities Purchases of property, equipment and software (28,274) (7,827) Proceeds from insurance for property losses 202 — Net cash used in investing activities (28,072) (7,827) Cash flows from financing activities Proceeds from note payable, related party — 17,000 Proceeds from exercise of warrants 2 — Capital-build funding, net 4,099 — Payment of transaction costs for CRIS Business Combination — (1,272) Net cash provided by financing activities 4,101 15,728 Net (decrease) increase in cash and restricted cash (43,802) 15,681 Cash and restricted cash, beginning of period 485,181 7,914 Cash and restricted cash, end of period $ 441,379 $ 23,595 Three Months Ended March 31, Three Months 2022 March 31, 2021 Ended

Financial Statements: Consolidated Statements of Cash Flows (Cont’d) 21 Ended March 31, (in thousands) 2021 Supplemental disclosure of noncash investing and financing activities Accrued transaction costs for CRIS Business Combination $ 182 $ 3,411 Asset retirement obligations incurred $ 1,001 $ 628 Non-cash increase in accounts receivable, capital-build and capital-build liability $ 2,380 $ 812 Purchases of property and equipment in accounts payable and accrued liabilities $ 24,454 $ 4,830 Fair value adjustment to redeemable noncontrolling interest $ 612,096 $ — March 31, Three Months 2022 Ended Three Months